EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Skyward Specialty Insurance Group, Inc. (the “Company”) for the six months ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Andrew Robinson, as Chief Executive Officer of the Company, and Mark Haushill, Chief Financial Officer, hereby certify pursuant to Title 18, Chapter 63, Section 1350 of the United States Code, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 8, 2024	By:	/s/ Andrew Robinson
		Name:	Andrew Robinson
		Title:	Chairman and Chief Executive Officer

Date:	August 8, 2024	By:	/s/ Mark Haushill
		Name:	Mark Haushill
		Title:	Chief Financial Officer